EXHIBIT 4.4

PREFERRED STOCK

ANWORTH MORTGAGE ASSET CORPORATION

NUMBER	SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP

THIS CERTIFIES THAT                                                                     is the owner
of

FULLY PAID AND NONASSESSABLE SHARES OF THE PREFERRED STOCK, $0.01 PAR VALUE, OF

CERTIFICATE OF STOCK

ANWORTH MORTGAGE ASSET CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL OF ANWORTH MORTGAGE ASSET CORPORATION]

/s/	/s/
SECRETARY	CHAIRMAN OF THE BOARD OF DIRECTORS

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER AND TRUST COMPANY TRANSFER AGENT AND REGISTRAR

BY:

THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE COMPANY’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE COMPANY’S ARTICLES OF AMENDMENT AND RESTATEMENT PROVIDE THAT ANY SALE, TRANSFER, GIFT, ASSIGNMENT, DEVICE OR OTHER DISPOSITION OF CAPITAL STOCK OF THE COMPANY THAT, IF EFFECTIVE, WOULD RESULT IN ANY PERSON OR ENTITY BENEFICIALLY OWNING IN EXCESS OF 9.8%, IN NUMBER OF SHARES OR VALUE, OF ANY CLASS OF OUTSTANDING CAPITAL STOCK OF THE COMPANY, SHALL BE VOID AB INITIO AS TO THE TRANSFER OF SUCH SHARES OF CAPITAL STOCK REPRESENTING BENEFICIAL OWNERSHIP OF SHARES OF ANY CLASS OF CAPITAL STOCK IN EXCESS OF SUCH OWNERSHIP LIMIT, AND THE INTENDED TRANSFEREE SHALL ACQUIRE NO RIGHTS IN SUCH SHARES OF CAPITAL STOCK.

THE COMPANY WILL FURNISH TO ANY STOCKHOLDER OF THE COMPANY UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (1) THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE; AND (2) IF THE COMPANY IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, A FULL STATEMENT OF (A) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET; AND (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT-
TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship	Custodian (Cust) (Minor)
and not as tenants in common	Under Uniform Gifts to Minors (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                            Shares of the
Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                               Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad–15.

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